UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2023

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below are the proposals that were voted upon by the Company’s shareholders at the 2023 Annual Meeting and the voting results for each such proposal:

1.

The Company’s shareholders elected all of the director nominees, by the votes set forth below, to serve a one-year term until their respective successors are elected and qualified or until their earlier death or resignation:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Gregory Q. Brown	128,495,477	8,361,671	1,294,277	15,024,882
Kenneth D. Denman	110,125,048	27,760,604	220,773	15,024,882
Egon P. Durban	84,902,946	52,949,077	254,402	15,024,882
Ayanna M. Howard	137,518,787	368,907	218,731	15,024,882
Clayton M. Jones	137,064,618	824,727	217,800	15,024,882
Judy C. Lewent	132,285,986	5,608,508	211,931	15,024,882
Gregory K. Mondre	102,399,706	35,374,304	332,415	15,024,882
Joseph M. Tucci	127,241,808	10,627,602	237,015	15,024,882

2.	The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
152,703,270	218,725	209,312	—

3.	The Company’s shareholders approved, on an advisory (non-binding) basis, the Company’s executive compensation, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
130,268,585	7,258,347	579,493	15,024,882

4.

The Company’s shareholders approved, on an advisory (non-binding) basis, the frequency of the advisory vote to approve the Company’s executive compensation, on an annual basis, by the votes set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
136,771,654	97,650	1,099,985	137,136	15,024,882

Based upon these results, the Board of Directors determined to hold an annual advisory vote on executive compensation.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: May 19, 2023	By:	/s/ Kristin L. Kruska
		Name:	Kristin L. Kruska
		Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary